SCHEDULE 14A/A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement         [   ] Confidential, for Use of the
[   ] Definitive Proxy Statement                Commission Only (as permitted
[ X ] Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ] Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                        Trinity Medical Group USA, Inc.
            ---------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:


            ------------------------------------------------------------------
      (5)   Total fee paid:

 [   ]      Fee paid previously with preliminary materials.

 [   ]      Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

            ------------------------------------------------------------------

       (2)   Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------

       (3)   Filing Party:

            ------------------------------------------------------------------

       (4)   Date Filed:

            ------------------------------------------------------------------

                         TRINITY MEDICAL GROUP USA, INC.


                          30021 TOMAS STREET, SUITE 300
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688


                                 ---------------

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                December 20, 2001

                                 ---------------


                               GENERAL INFORMATION



     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Trinity Medical Group USA, Inc., a Florida corporation ("Trinity USA" or the "Company"), for use at its Annual Meeting of Shareholders to be held at the office of Grant Thornton LLP, 18300 Von Karman, Suite 800, Irvine, CA 92612 on Thursday, December 20, 2001, at 12:00 P.M., and any and all adjournments thereof.

     This Proxy Statement and the related proxy are first being mailed to shareholders commencing on or about November 19, 2001.



     VOTING  RIGHTS AND VOTE  REQUIRED.  Shareholders  of record on November 19,
2001, the record date, are entitled to vote at the meeting. On November 19, 2001, 11,858,120 shares of Common Stock were outstanding.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on November 19, 2001 will constitute a quorum. Under Florida law and the Company's Certificate of Incorporation, for each share of Common Stock held, each shareholder is entitled to cast one vote in favor of a nominee for each of the five directorships to be filled. On all other matters each shareholder is entitled to cast one vote for each share of Common Stock held. The nominee for each directorship receiving the highest number of votes cast will be elected whether or not such nominee receives the vote of a majority of the shares represented and entitled to vote at the meeting. Ratification of the appointment of Grant Thornton LLP as independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the meeting. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting "FOR" an item of business and, therefore, have the same effect as a vote "AGAINST" a business item. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either "FOR" or "AGAINST" an item of business.

     Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the meeting, he or she may vote his or her shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not so revoked, will be voted at the meeting in accordance with the directions specified therein. If no directions are specified, proxies will be voted in favor of each of the proposals and for the nominees for election of directors set forth herein or their respective substitutes and, at the discretion of the proxy holders, on all other matters that may properly come before the Annual Meeting and any adjournment thereof. Mr. Arun Churdboonchart, Chairman of the Board, Dr. Vina Churdboonchart, President, Inthanom John Churdboonchart (whose term expires as a director of the Company on December 20, 2001) and Orranart Victoria Churdboonchart are beneficiaries of the Churdboonchart Trinity Trust Account, whereby each of the beneficiaries beneficially own 1,800,000 shares of the Company's common stock and have sole voting and dispositive power over the shares beneficially owned. Dr. James S. Namnath, Chief Executive Officer, is the beneficiary of Trinity Partners Trust. Dr. Namnath has sole voting and dispositive power over the shares beneficially owned. The total of the aforementioned shares held by the trusts constitutes approximately 65% of the outstanding Common Stock. The beneficiaries of the Churdboonchart Trinity Trust Account and the Trinity Partners Trust have advised the Company that such trusts intend to vote for each of the nominees named herein and for the ratification of Grant Thornton LLP as independent auditors. See "Voting Securities and Principal Holders Thereof."


     Management knows of no business to be brought before the meeting other than the matters described in this Proxy Statement. However, if any other matters of which management is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote on such matters in accordance with their discretion pursuant to such proxy.

                            BUSINESS TO BE TRANSACTED

1.   ELECTION OF DIRECTORS.

     Five directors are to be elected at the Annual Meeting. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies for the five nominees first named below, until the 2001 Annual Meeting. If it is determined prior to the meeting that any nominee will be unable to serve as a director, the proxy holders reserve the right to substitute a nominee and vote for another person of their choice in the place of any nominee unable so to serve, unless the Board of Directors reduces the size of the Board of Directors prior to the meeting to eliminate the position of any such nominee.

Name                            Age                      Position
----                            ---                      --------

Arun Churdboonchart             60         Chairman of the Board of Directors
Dr. Vina Churdboonchart         56         President and Director
Dr. James S. Namnath            44         Chief Executive Officer and Director
Kenneth B. Hamlet               56         Director
Orranart Churdboonchart         31         Director


     MR. ARUN CHURDBOONCHART joined Trinity USA as its chairman in December 1999. He is a former member of the Thai National Senate, March 1996 to March 1999, and chairman of Trinity Group, 1975 to present: a diversified Thai corporation that owns real estate, hotels, retail stores, and a Bangkok radio station. Mr. Churdboonchart is a founder and a Director of Trinity Medical Group, Ltd., September 1995 to present.

     Mr. Churdboonchart received a B.S. degree in Business Administration from California State University, Long Beach in 1970. Mr. Arun Churdboonchart is married to Dr. Vina Churdboonchart, President, and is the father of Directors Mr. Inthanom John Churdboonchart and Ms. Orranart Victoria Churdboonchart. Mr. Arun Churdboonchart is also the brother-in-law of Dr. James Namnath, Chief Executive Officer, and Ms. Elizabeth Namnath, Corporate Secretary.

     DR. VINA CHURDBOONCHART joined Trinity USA as President and a Director in December 1999. She is a former member of the Thai Legislature, March 1991 to March 1992, and a former Thai Senate member, March 1992 to March 1996. She is a co-founder of Trinity Medical Group, Ltd., which was established in September 1995, a Bangkok based privately held company which sponsored the clinical trials of REMUNE in Thailand from September 1995 to November 2000. Since 1971, she has been a member of the Faculty of Science, Mahidol University. At Mahidol University, she had been the principal investigator of dengue hemorrhagic fever. Her research efforts have been supported by the U.S. Government (USAID) and the World Health Organization. She has many published studies, including findings accepted in the Journal of AIDS, Vaccine Journal, and Clinical and Diagnostic Laboratory Immunology.

     Dr. Churdboonchart received her doctorate in Pathobiology from Mahidol University in 1984. She received her bachelors degree from California State University, Long Beach in 1970. Dr. Vina Churdboonchart is married to Mr. Arun Churdboonchart, Chairman of the Board, and is the mother of Directors Mr. Inthanom John Churdboonchart and Ms. Orranart Victoria Churdboonchart. Dr. Vina Churdboonchart is the sister of Dr. James Namnath, Chief Executive Officer, and Elizabeth Namnath, Corporate Secretary.

     DR. JAMES S. NAMNATH joined Trinity USA as Chief Executive Officer and a Director in September 1998 and is an experienced senior executive of high technology and life sciences companies. He has managed the U.S. portfolio of assets and operations for Trinity Medical Group, Ltd. since its inception. Dr. Namnath is the founder, Chairman of the Board, and Chief Financial Officer of JennerNet Software Company, an Internet focused provider of information systems to the personnel industry. Prior to starting his own corporate ventures in March of 1994, Dr. Namnath was a Senior Manager at Monsanto Company from June 1992 to March 1994 and Chevron Corporation from December 1989 to June 1992. For over nine years he was the Principal Scientist and Manager of Product Chemistry for the Ortho and Roundup homeowner brands: products which have extensive government regulatory guidelines. He started his professional career with Lever Brothers and Cheeseborough-Ponds in December 1986: leading consumer product companies where his research led to several valuable patents. Dr. Namnath is an experienced computer programmer with over 25 years of experience and certifications in business and accounting systems.

     Dr. Namnath received his doctorate in Physical Chemistry in 1983 from the University of Southern California. He earned two bachelor degrees from the University of California, Santa Barbara in 1978. Dr. James Namnath is the brother of Dr. Vina Churdboonchart, President, and Elizabeth Namnath, Corporate Secretary. He is also the brother-in-law of Mr. Arun Churdboonchart, Chairman, and the uncle of Directors Mr. Inthanom John Churdboonchart and Ms. Orranart Victoria Churdboonchart.

     MR. KENNETH HAMLET is currently chairman of the board of TEC International, an international organization of CEOs. He is also vice chairman and president of Affinity2, a web-based portal designed to offer products and services to small- to medium- sized businesses. Concurrently, he is president of Knowledge Universe Executive Education and Conferences LLC. In addition, Mr. Hamlet serves on several corporate boards.

     Mr. Hamlet has a wide spectrum of CEO and Board experience, most notably his tenure from 1982 to 1991 as president and CEO of Holiday Inns Inc., the largest hospitality concern in the world. During his tenure at Holiday Inns Inc, Mr. Hamlet helped to introduce two new brands, was instrumental in the acquisition of Harrah's and participated in the $2.5 billion recapitalization of Holiday Corp. in 1987. Under his tenure, he assisted Holiday Corporation with the launch of the following brands: Harrah's Gaming, Hampton Inns, Embassy Suites, Residence Inn as well as the company's namesake, Holiday Inns.

     Mr. Hamlet is currently a member of the World Presidents' Organization, Chief Executives Organization, Chairmen's Round Table, Scripps Trauma Services Advisory Board, San Diego Chamber of Commerce Business Round Table, American Hotel & Motel Association, the National Restaurant Association, and he serves on the board of Advisors for Cornell University's School of Hotel Administration.

     MS. ORRANART VICTORIA CHURDBOONCHART graduated from Chulalongkorn University in 1991 with a B.A. in Applied Arts. Ms. Churdboonchart also received a Masters of Business Administration from Pepperdine University in June 1995. She began her career in January 1996 assisting the Vice President of The Trinity Complex and was the Chief Financial Officer of Trinity Medical Group, Ltd. from May 1996 to August 2001. In August 2001, she became the Chief Executive Officer and a Director of Trinity Medical Group, Ltd. In August 1998, Ms. Churdboonchart established and is the managing director of Learning Home International Kindergarten. As the founder, she established the direction and initial curriculum of the school. As the managing director, she sets the educational standards and quality of the faculty and the organization and oversees the financial matters of the school. In August 2001, Ms. Churdboonchart became the Chief Executive Officer of Trinity Assets Company Limited. Ms. Churdboonchart
joined Trinity USA as a Director in December 1999. Orranart Victoria Churdboonchart is the daughter of Arun and Vina Churdboonchart and the niece of Dr. James Namnath, Chief Executive Officer, and Elizabeth Namnath, Corporate Secretary. She is also the sister of Mr. Inthanom John Churdboonchart, Director.

     BOARD COMMITTEES AND MEETINGS. Trinity USA does not currently have any committees of the Board of Directors. During the fiscal year ended December 31, 2000, the Company's Board of Directors held 3 meetings, which were attended by 67% of the then current directors in person or by telephone. Directors Orranart Victoria Churdboonchart and Arun Churdboonchart attended fewer than 75% of the aggregate number of the fiscal 2000 meetings held of the Board of Directors.


                             EXECUTIVE COMPENSATION


     DIRECTOR EXPENSES. During 2000, Trinity USA paid Inthanom John Churdboonchart and Arun Churdboonchart $40,000 and $30,000, respectively, for their services as directors. Trinity USA's prior Director Compensation Policy was to pay its directors up to $10,000 per meeting, which is inclusive of all associated travel and lodging costs. During 2000, certain of Trinity USA's directors chose not to be paid for some or all of their services as directors.

     During June 2001, the Board resolved to change the Director Compensation Policy to the following:

Each outside director will be paid $2,500 per full board meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred. Each outside director will also be paid $1,000 for each committee meeting attended, plus reimbursement for reasonable out-of-pocket expenses incurred.

Each  employee/inside   director  shall  receive  reimbursement  for  reasonable
out-of-pocket expenses incurred in attendance of full board meetings and committee meetings.

EQUITY COMPENSATION

Outside directors shall receive options to purchase 25,000 shares of the Company's Common Stock upon election or appointment to the Board of Directors. These options shall have an exercise price equal to the fair market value of the Common Stock on the date of grant. The options will vest in four annual installments on each of the first four anniversaries of the date of grant and, if held for at least six months, vest in full upon the outside director's retirement, death or disability. In addition, each outside director will receive on the date of each Annual Meeting of the Stockholders an option to purchase 5,000 shares of the Company's Common Stock with a one-year vesting period. All options granted to such directors also vest in the event the Company is subject to a change in control.

Additional equity compensation, or equity compensation with different terms, to outside directors, if any, may be granted at the discretion of the full board or by the compensation committee of the board when such committee is formed.

     INTERLOCKS AND INSIDER PARTICIPATION. None of the executive officers of the Company serves as a director of another corporation in a case where an executive officer of such other corporation serves as a director of the Company.

         The following table provides certain summary information concerning compensation earned for services rendered in all capacities to Trinity USA for the year ended December 31, 2000 by the Chief Executive Officer, and by the other most highly compensated executive officers of Trinity USA, "Named Executive Officers". This information includes the dollar amount of base salaries, bonus awards, stock options and all other compensation, if any, whether paid or deferred.


                                               ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                          ----------------------------------------------------------        ----------------------
                                               Other         Restricted   Securities     LTIP        All
                                               Annual        Stock        Underlying     Options/    Other     Compen-
Name and                  Salary     Bonus     Compen-       Compen-      Award(s)       SARs        Payouts   sation
Position          Year    ($)        ($)       sation ($)    sation($)    ($)            (#)         ($)       ($)
--------          ----    ---        ----      -----------   ---------    ---            ---         ---       ---

Dr. James S.      2000    268,000    0              -             -            -           -          -          -
Namnath,
CEO

Gary E.           2000    160,000    29,333       4,708           -            -           -          -          -
Wilson,
CFO


     The following table summarizes certain information as of December 31, 2000 concerning the stock option grants to Trinity USA's Named Executive Officers made for the year ended December 31, 2000. No stock appreciation rights, restricted stock awards or long-term performance awards have been granted as of the date hereof and no options have been exercised.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                     Percent of
                     Number of       total
                     securities      options/SARs
                     underlying      granted to       Exercise or
                     options/SARs    employees in     base price      Expiration
Name and Position    granted         fiscal year      ($/Sh)          Date
-----------------    -------         -----------      ------          ----

 Gary E. Wilson        50,000          83               4.00          9/5/10
 CFO
 Gary E. Wilson        10,000          17               2.50          12/20/10
 CFO


EMPLOYMENT CONTRACTS.

     In December 1999 Trinity USA entered into an employment agreement with Dr. James S. Namnath, who is a shareholder, the CEO and a Director, whereby he would serve as Trinity USA's Chief Executive Officer. The agreement specified that Dr. Namnath's employment would be conducted under contract services with his then present employer, NotesETC, Inc. until Trinity USA begins sale of REMUNE, its shares of common stock have been approved for trading in the equity markets or Trinity USA becomes a reporting company under U.S. securities laws. At that time, he would be directly employed by Trinity USA on a full time basis. Because Trinity USA became a reporting company in July 2000, Dr. Namnath became employed, as CEO, on a full time basis. In August of 2000, the terms of this employment agreement were modified to provide for a monthly salary amount of $25,000 as opposed to $35,000 per month. The agreement expired on December 31, 2000.

     On February 2, 2001, Trinity USA entered into a new one-year employment agreement with its Chief Executive Officer and director, Dr. James Namnath, whereby he will be paid a minimum annual salary of $300,000. If Dr. Namnath is terminated without cause, as defined in the agreement, Trinity USA must continue to pay him the minimum salary and certain other benefits through the remaining term of the employment agreement.

     On September 5, 2000, Trinity USA entered into a two-year employment agreement with its Chief Financial Officer, Gary E. Wilson, whereby he will be paid a minimum annual salary of $160,000 and receive a minimum annual bonus equal to 10% of his annual salary. Mr. Wilson was also granted 50,000 non-statutory stock options with a term of 10 years and an exercise price of $4.00. Mr. Wilson will receive a minimum of 50,000 additional stock options on each anniversary date of the employment agreement with an exercise price equal to the fair value of the stock at the date of grant. If Mr. Wilson is terminated without cause, as defined in the agreement, Trinity USA must continue to pay him the minimum salary, bonus and certain other benefits through the remaining term of the employment agreement.

     On June 1, 2001, Trinity USA amended its employment agreement with Mr. Wilson to provide that if during the term of the employment agreement Trinity USA signs a Letter of Intent, or similar agreement, to merge with another company, to sell its common stock, its assets or licensing rights it has or will have related to the drug therapy REMUNE, Mr. Wilson shall immediately receive 100,000 shares of Trinity USA's common stock at no cost to Mr. Wilson. Also, in the event Trinity USA's ownership substantially changes, as defined by ownership of more than 50% plus one share of common stock exchanged, Mr. Wilson must be compensated an additional two years of salary in one payment due at the close of the stock transaction or Board assignment wherein transfer of control, and thus succession, has occurred, or the employment agreement must be extended for an additional three years.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.


     The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2000 by:

     o each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

     o    each of our directors and named executive officers; and

     o    our directors and executive officers as a group.



                                              Number of Shares of
                                                 Common Stock              Percentage of       Address of Beneficial
Name of Beneficial Owners                     Beneficially Owned             Ownership              Owners(9)
-------------------------                     ------------------             ---------              ---------


Dr. James Namnath (1)                                400,000                     3.6
Dr. Vina Churdboonchart (2)                        2,250,000                    19.9
Arun Churdboonchart (3)                            1,800,000                    16.0
Inthanom Churdboonchart (4)                        1,800,000                    16.0
Orranart Churdboonchart (5)                        1,800,000                    16.0
Elizabeth Namnath (6)                                 50,000                     0.4
Gary E. Wilson (7)(8)                                 60,000                     0.5
Directors and Executive Officers as a
     Group                                         8,160,000                    72.4


(1) CEO and Director. Dr. Namnath's shares of our common stock are held of record by the Trinity Partners Trust; however, Dr. Namnath retains sole voting and dispositive power over all of the shares. Dr. James Namnath is the brother of Dr. Vina Churdboonchart and Elizabeth Namnath. Dr. James Namnath is the uncle of Directors Inthanom Churdboonchart and Orranart Churdboonchart.
(2) President and Director. Includes 1,800,000 shares of our common stock held of record by the Churdboonchart Trinity Trust Account; however, Dr. Churdboonchart holds sole voting and dispositive power over all of these shares. Dr. Churdboonchart is the wife of Arun Churdboonchart and the mother of Directors Inthanom and Orranart Churdboonchart.
(3) Director. Includes 1,800,000 shares of our common stock held of record by the Churdboonchart Trinity Trust Account; however, Mr. Arun Churdboonchart holds sole voting and dispositive power over all of these shares. Mr. Churdboonchart is the husband of Dr. Vina Churdboonchart and the father of Directors Inthanom and Orranart Churdboonchart.
(4) Director. Includes 1,800,000 shares of our common stock held of record by the Churdboonchart Trinity Trust Account; however, Mr. Inthanom Churdboonchart holds sole voting and dispositive power over all of these shares. Mr. Inthanom Churdboonchart is the son of Dr. Vina and Mr. Arun Churdboonchart and is the brother of Ms. Orranart Churdboonchart.
(5) Director. Includes 1,800,000 shares of our common stock held of record by the Churdboonchart Trinity Trust Account; however, Ms. Churdboonchart holds sole voting and dispositive power over all of these shares. Ms. Churdboonchart is the daughter of Dr. Vina and Mr. Arun Churdboonchart and the brother of Mr. Inthanom Churdboonchart.
(6) Corporate Secretary. Elizabeth Namnath is the sister of Dr. James Namnath and Dr. Vina Churdboonchart. Elizabeth Namnath is the aunt of Directors Inthanom Churdboonchart and Orranart Churdboonchart.
(7)  Chief Financial Officer,  Executive Vice President - Finance, Treasurer
(8) The 60,000 shares beneficially owned represent those shares issuable under stock options. Mr. Wilson has the right to acquire a total of 30,000 shares of common stock through the exercise of these options through March 1, 2001 based upon a contractual vesting schedule. The vesting of the remaining options, however, may be accelerated during that time frame if Trinity USA's stock trades at or greater than $16.00 for 10 consecutive days or Trinity USA signs a letter of intent to merge with or be acquired by another company or sells substantially all of its assets.
(9) Unless otherwise stated, the address for each beneficial owner is care of Trinity Medical Group USA, Inc., 30021 Tomas Street, Suite 300, Rancho Santa Margarita, California 92688.


2.   SELECTION OF AUDITORS

     The Board of Directors has appointed an Audit Committee, whose members and functions are described above under "Board Committees and Meetings." Upon recommendation of the Chief Financial Officer, the Board of Directors has appointed the firm of Grant Thornton LLP as auditors for the current fiscal year. Grant Thornton, LLP has served as auditors of the Company since calendar year 1999. A proposal that the appointment of Grant Thornton LLP be ratified will be submitted to Shareholders at the meeting, and the Board of Directors recommends ratification of the appointment.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Grant Thornton LLP.

3.   AUDITOR FEES

     AUDIT AND REVIEW SERVICES.

     Fees incurred and paid to Grant Thornton LLP in connection with the audit of the Company's December 31, 2000 financial statements were $28,620. Fees incurred and paid to Grant Thornton LLP in connection with the reviews of the Company's quarterly financial statements and Forms 10-QSB during calendar year 2000 were $25,000.

     OTHER SERVICES.

     Fees incurred and paid to Grant Thornton LLP during calendar year 2000 in connection with the consents given on our SB-2 registration statement filed initially on October 20, 2000 and declared effective by the SEC on May 23, 2001 were $19,250.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before 120 days prior to the one year anniversary date of this years meeting to be included in the Company's proxy statement and form of proxy relating to that meeting.

                             SOLICITATION OF PROXIES

     The Company will bear the costs of soliciting proxies from its shareholders on behalf of the Board of Directors. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.


                                           By Order of the Board of Directors


                                           /s/ Elizabeth S. Namnath
                                           ------------------------
                                           Elizabeth S. Namnath
                                           Corporate Secretary


November 19, 2001

PROXY                                                                      PROXY


                         TRINITY MEDICAL GROUP USA, INC.


          Proxy for Annual Meeting of Shareholders - December 20, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints, as proxies for the undersigned, GARY E. WILSON and DR. VINA CHURDBOONCHART, or either of them, with full power of substitution, to vote all shares of the capital stock of Trinity Medical Group USA, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, December 20, 2001, at 12:00 p.m., Pacific Standard Time, at the offices of Grant Thornton LLP, 18300 Von Karman, Suite 800, Irvine, California, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournment or postponement thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxies heretofore given.

      EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR, FOR PROPOSAL 2 AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


1.    ELECTION OF DIRECTORS -                                      For      Withhold     For All
       Nominees: Arun Churdboonchart,                              All         All       Except
        Dr. Vina Churdboonchart, Dr. James S. Namnath,             |_|         |_|         |_|
        Kenneth B. Hamlet and Orranart Churdboonchart

       (Except Nominee(s) at right)_____________________________________________



               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (Continued and to be signed on reverse side)


                                                                   FOR       AGAINST     ABSTAIN
2.    To ratify the appointment of Grant Thornton LLP as the       |_|         |_|         |_|
      Company's auditors for the current fiscal year

3. The transaction of such other business as may properly come before the meeting.


                                                                                    Dated ____________, 2001



                                                                   -----------------------------------------
                                                                   Signature(s)


                                                                   -----------------------------------------
                                                                   NOTE:  Please  sign  your  name  or  names
                                                                   exactly as set forth hereon. If signing as
                                                                   attorney, executor, administrator, trustee
                                                                   or guardian,  please indicate the capacity
                                                                   in which you are acting.  Proxies executed
                                                                   by corporations should be signed by a duly
                                                                   authorized  officer  and  should  bear the
                                                                   corporate seal.


-------------------------------------------------------------------------------------------------------------

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

